UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 2, 2012

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Crexendo, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-32277	87-0591719
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1615 South 52nd Street, Tempe, AZ  85281
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (623) 242-5959

iMergent, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 2, 2012, Clint Sanderson tendered his resigned as Chief Operating Officer and President of Crexendo, Inc. (the "Company").  The resignation is effective January 4, 2012.
The Board of Directors has appointed Steven G. Mihaylo, the Chief Executive Officer of the Company as President and Chief Operating Office. Mr. Mihaylo will continue to decline compensation for his employment with the Company.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Press release entitled “Crexendo Announces Resignation of Chief Operating Officer/President”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iMergent, Inc

	By:	/s/ Jonathan Erickson
Jonathan Erickson
Chief Financial Officer
Date: January 4, 2012